UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSRS

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

________

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2020

Date of reporting period: January 31, 2020

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN SMALL COMPANY FUND

CHAMPLAIN MID CAP FUND

CHAMPLAIN EMERGING MARKETS FUND

SEMI-ANNUAL REPORT

01.31.20

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-773-3238.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-773-3238. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all Champlain Funds if you invest directly with the Funds.

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

The Funds file its complete schedule of investments of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q or as an exhibit to its reports on Form N-PORT within sixty days after period end. The Funds’ Forms N-Q and Form N-PORT reports are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for both the Champlain Small Company Fund (CIPSX) and the Champlain Mid Cap Fund (CIPMX).

Performance for the periods ending January 31, 2020

						Since Fund’s Inception†
	6 months	1-year	3-year *	5-year *	10-year *	Cumulative **	Annualized

CIPSX	1.79%	11.48%	9.15%	11.67%	13.19%	347.67%	10.39%

Russell 2000	3.26%	9.21%	7.28%	8.23%	11.88%	212.62%	7.80%

CIPMX	4.03%	15.17%	15.02%	13.98%	14.58%	272.11%	12.01%

Russell Midcap	5.21%	16.89%	10.87%	9.50%	13.49%	204.76%	10.09%

†	Champlain Small Company Fund inception date: 11/30/04
Champlain Mid Cap Fund inception date: 06/30/08
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

During the past 6 months, both funds suffered from relatively weak stock selection and to a lesser extent, headwinds related to our investment process-based perennial underweights. Though long-term stock selection in the health care industry has been strong for both funds, our holdings in both funds underperformed their sectors on a relative basis. Consumer holdings for both funds also underperformed on a relative basis. As of January 31, 2020, the 3-year relative return for each fund remains within the cloud of historical data points that start on January 31, 2008 for the Small Company Fund and January 31, 2011 for the Mid Cap Fund.

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

CIPSX Rolling 3-Year Relative Returns compared to Russell 2000:

Semi-Annual Snapshots 01.31.08 - 01.31.20

Note: CIPSX Returns are official returns net of fees as calculated by SEI and Benchmark returns are sourced from Factset. Alpha and Beta are the intercept and slope of a linear regression of monthly CIPSX returns relative to Russell 2000 returns since 11/30/2004.

CIPMX Rolling 3-Year Relative Returns compared to Russell Midcap:

Semi-annual snapshots 07.31.11 - 01.31.20

Note: CIPMX Returns are official returns net of fees as calculated by SEI and Benchmark returns are sourced from Factset. Alpha and Beta are the intercept and slope of a linear regression of monthly CIPMX returns relative to Russell Midcap returns since 6/30/2008.

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

The portfolio metrics that we consider to be the most informative still indicate that both funds’ holdings remain consistent with our investment process – which is focused on reliable, growing, and high return businesses. Specifically, the weighted average trailing 3-year growth rate of Revenue Per Share and Book Value Per Share for the funds’ holdings compare favorably to the aggregated companies in their respective benchmarks. The funds’ overall Gross Profitability measure and Economic Value Added (EVA) Margin – both credible measures of business model quality – continue to compare favorably to their respective benchmarks. The relatively higher weighted average EVA Margin for both funds suggest that, as a group, the management teams of each fund’s holdings allocate capital more efficiently than those at the average company in the benchmarks. While the volatility of the trailing 5-year Return on Equity (ROE) for the Small Company Fund remains lower than its benchmark, this measure for the Midcap Fund is now slightly higher than its benchmark. Based on the trailing 12-month Free Cash Flow Yield metric and the characteristics mentioned above, both funds still present attractive relative value in our minds even if both funds are slightly more expensive than their benchmarks.

TECHNOLOGY

Over the past six months, the Small Company Fund’s technology holdings returned only about a third as much as the Russell 2000 technology sector. The fund’s lack of exposure to the strong performing semiconductor industry explained about half of this underperformance. Sharply negative share price returns for New Relic and Yext also were unhelpful. We remain confident that New Relic and Yext both have compelling technology that is appropriately productized with credible efforts underway to address self-inflicted go-to-market challenges or elongated sales cycles. A sharp pullback in the shares of Novanta allowed us to re-engage with this diversified manufacturer of precision engineering solutions that has about half of its business exposed to the medical end market and the other half directed at attractive industrial markets including advanced manufacturing, automation, and robotics. We remain attracted to Novanta’s high gross margins, sound operating system, disciplined M&A process, leading market share position in niche markets, flexible balance sheet, and capable management team. LogMeIn and Talend were both eliminated for fundamental reasons. While LogMeIn was subsequently acquired by a private equity firm, Talend remains on our focus list as we evaluate the new management team’s efforts to re-productize their technology and restructure their go-to-market strategy to be more competitive for today’s hybrid cloud environment.

The Mid Cap Fund’s technology holdings returned slightly more than the benchmark’s technology sector this period, though the fund’s overweight of this sector led to a very slight negative contribution. The fund’s lack of direct exposure to the semiconductor industry,

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

which outperformed the sector by a wide margin, created a high relative bar this period. Nutanix was the top gainer on a percentage basis, while ServiceNow was the largest contributor. At ServiceNow, we were very encouraged to learn that Bill McDermott, former CEO of Germany’s SAP Software, would be taking over the role of CEO after John Donahoe elected to move on to the CEO role at Nike. We initiated positions in Medallia, Proofpoint, and Zscaler. Medallia is focused on Customer Experience Management software. After stumbling with its go-to-market strategy post IPO, the board recruited some of the key members of the Callidus management team including the CEO and CFO, to come aboard and right the ship. We expect this company to capture meaningful share in this very large and fast-growing market. The company’s roots were planted in the Hospitality industry, where it first built solutions to improve customer experiences for major brands like Hilton. Over time, Medallia has broadened its focus into other verticals including Retail, Technology, and Financial Services. The scope of its solution set has expanded from customer experience to a broader system of engagement that includes business experience, employee experience, and product experience. Proofpoint and Zscaler both provide cyber security software but are focused on different risks. Proofpoint’s flagship product delivers inbound email security and the company has expanded the product portfolio to address outbound data loss prevention, social media, mobile devices, digital risk, email encryption, electronic discovery (“eDiscovery”), and email archiving. Zscaler has developed a cloud-native platform (a zero-trust model) with over 100 colocation data centers to deliver firewall protection and “sandboxes” or isolated environments for large enterprises; two needs that have traditionally been met with appliance-based security. LogMeIn was eliminated for fundamental reasons, Akamai for valuation reasons, and Tableau Software was acquired by Salesforce.com.

INDUSTRIALS and MATERIALS

The Small Company Fund’s industrial and materials stocks in aggregate outperformed their peers in the benchmark as a result of strong stock selection. We continued to manage the valuation and business model risk within the Small Company Fund’s industrial holdings by trimming Ritchie Bros. Auctioneers for valuation reasons and Lydall for fundamental reasons. We will continue to look for valuation driven opportunities to upgrade our holdings and concentrate capital in the industrial companies that most represent a combination of efficient capital allocation and consistent relative top and bottom-line growth.

The Mid Cap Fund’s industrials outperformed in a noticeable manner this period led by sharply higher share prices for Rockwell Automation and Nordson as well as a strong rebound for Stericycle. As Stericyle closed its gap to our estimate of the Fair Value, we meaningfully trimmed that holding. Verisk was trimmed for valuation reasons, and the positions in Ritchie Bros., Valvoline, and Gates Industrial were eliminated in favor of

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

adding more weight to IDEX, AMETEK, Fortive, and starting a new position in Clarivate Analytics. Clarivate is a leading provider of intellectual property and scientific knowledge through their proprietary curated databases including CompuMark, Derwent, Web of Science, and the soon to be acquired Decision Resources. The company was carved out of Thomson Reuters back in October 2016 by private equity investors Onex Corp. and Baring Private Equity Asia. Earlier this year, current CEO Mr. Jerre Stead and his partners brought public a blank check company called Churchill Capital and subsequently purchased Clarivate from Onex and Baring (though both PE firms remain investors). The financial characteristics of this business are quite favorable with 80%+ subscription-based revenue at 90%+ renewal rates, mid-60% gross margins, and strong free cash flow generation. Most of Clarivate’s offerings are leaders in the markets they serve with a long history of curation and content which measures in decades for most of their datasets. Their products, whether it be for patent research, trademark protection, or drug development, are deeply embedded within their customers’ workflow and are in many cases the industry standard.

CONSUMER

Weak stock selection in the Small Cap Fund’s consumer staples sector overwhelmed the somewhat better stock selection in the consumer discretionary holdings this period. Food and beverage related holdings TreeHouse Foods, MGP Ingredients, Simply Good Foods, and Hostess Brands were the primary culprits in order of negative contribution. The inability of MGP to find as many buyers as anticipated for its aged whisky and the sudden change in CEOs indicates our overestimation of the aged whiskey market opportunity. We are in the process of evaluating the new CEO’s strategy and capital allocation plans. Meanwhile our diligence leaves us constructive on the other above-mentioned food holdings. Over the past six months, we meaningfully increased the weight of National Vision, Lancaster Colony, Simply Good Foods, and Freshpet. We also exited the position in Helen of Troy for valuation reasons and started a new position in Texas Roadhouse. Headquartered in Louisville, KY, Texas Roadhouse is a casual dining restaurant chain with nearly 600 mostly company-owned restaurants comprised primarily of Texas Roadhouse restaurants as well as 26 “Bubba’s 33” locations, 2 “Jagger’s” locations, and a small international franchise business. We particularly appreciate the alignment management creates by offering restaurant managers (managing partners) and multi-restaurant operators (market partners) performance bonuses based on a percentage of their restaurants’ pre-tax income.

Though stock selection within consumer staples was favorable, the Mid Cap Fund’s consumer discretionary names underperformed again this period as retailers Ulta Beauty, Tractor Supply, and Advance Auto produced a noticeable drag. We added to all three of these holdings and meaningfully increased the fund’s exposure to Lamb Weston and J.M. Smucker.

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

For valuation reasons, we trimmed Brown-Forman, Hormel Foods, and McCormick. We also substantially reduced the weight in Flowers Foods as we concentrate your capital into a smaller group of higher conviction and reasonably valued holdings.

FINANCIALS and REAL ESTATE

Over the past six months, the Small Company Fund’s financials were relatively flat compared to the Russell 2000 financials while the Midcap Fund’s financials, led by its insurance holdings Arthur J. Gallagher and Everest Re, outperformed noticeably. As both funds lack any exposure to real estate, that sector’s healthy returns this period created a modest relative headwind for both funds. Equity Real Estate Investment Trusts (REITs) will benefit from lower interest rates to a point but will punish their shareholders if interest rates go back up meaningfully. This is because low or negative interest rates might someday reflect economic conditions that threaten the cash flows coming from leases and rents. Additionally, we expect ongoing disruption from technology to make some types of real estate obsolete. Instead, we prefer to invest in dynamic companies that are managed to remain relevant in all environments. This also precludes us from having to make an interest rate call for when it is time to sell real estate.

Having started a new position for the Small Company Fund last period in Palomar Holdings, an underwriter of earthquake insurance and other specialty property risks, we continued to build up the weight. In the Mid Cap Fund, we started a new position in Tradeweb Markets. Tradeweb is a leading electronic trading platform with more than 40 products across four asset classes: rates, credit, money markets, and equities. Founded more than 20 years ago, the company operates in more than 65 countries today with a significant presence in the retail, institutional, and wholesale channels. Their broad and deep touch points with clients allow them to scale new innovations at relatively low cost while continuing to participate in the strong underlying growth from the electronification of their markets.

HEALTH CARE

Both funds health care holdings noticeably lagged the sector’s returns for their benchmarks. Cantel Medical and Integra LifeSciences were the primary detractors for both funds. With three planned product launches over the next couple of quarters, we are encouraged to see how intensely the new CEO at Cantel is focused on internal product development. Additionally, we remain enthusiastic about the company’s acquisition of Hu-Friedy in its dental segment. Although the medical segment’s organic growth has been lower than expected recently, growth should rebound over the next year. We also remain optimistic about Integra’s prospects as they have completed their integration of the Codman Specialty Surgical acquisition purchased from Johnson & Johnson, continue to automate more

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

production and efficiently expand capacity, grow recently launched promising new products, and potentially expand their approvals – particularly for a breast tissue repair indication which presents a large market opportunity.

The acquisition of Medidata by Dassault Systems was completed at the end of October 2019, and both funds received $92.25 per share in cash. In the Mid Cap Fund, we initiated a new position in Envista Holdings, the Danaher dental business that was brought public in September. Danaher sold ~18% of the company to the public and plans to distribute its remaining shares to existing shareholders over the next 12 months. We met with Envista’s management a few times over the years and are bullish about the company’s prospects as a standalone business, in part because Danaher had become focused on its Life Sciences and Diagnostics businesses. Envista is launching two new products, Spark clear aligners and N1 dental implants, that should help drive revenue growth over the next 3 years and beyond. We also re-initiated a small position in Align Technology having exited our prior position in late 2017 due to valuation. Align is the global leader in the manufacturing and marketing of clear aligners through its Invisalign system that can replace wires and brackets in 75-80% of orthodontic cases. The company reported second quarter results that reflected a slight slowdown in China and some heightened competitive activity from Direct To Consumer (DTC) companies such as Smile Direct Club (SDC). We saw SDC on the IPO roadshow in September and concluded that the DTC competitors are growing the market in the millennial category more than taking share from Align’s orthodontist customer base. We attended Align’s dentist summit in November and saw the power of the brand with clinicians and how its substantial investments in new product development continue to differentiate the company from its competition. Also during this period, NuVasive was sold at a slight discount to our estimate of Fair Value. The proceeds were redeployed into higher conviction holdings such as Dentsply Sirona, Bio-Techne, and Cantel. Covetrus was a spin-off of Henry Schein’s veterinary distribution business, and we sold our remaining couple of basis points of weight after a second consecutive disappointing quarterly report.

In the Small Company Fund, we exited both Insulet Corporation, the maker of the Omnipod insulin pump and the last handful of basis points of weight in Omnicell for valuation reasons. The position in Supernus Pharmaceuticals was sold for fundamental reasons prior to the sharp share price decline in November. We meaningfully reduced our exposure to NuVasive and initiated new positions in AtriCure and Inspire Medical Systems. Atricure is a leader in the surgical treatment of atrial fibrillation (AFib) with products that address a nearly $1 billion market opportunity from a continuous patient population of over 1.5 million people. The company has a broad array of products to treat AFib either in conjunction with another heart surgery or in a minimally invasive manner to treat the AFib alone. The company

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

endeavors to provide the “gold standard” for the surgical treatment of atrial fibrillation. AtriCure’s current mid-teens revenue growth trajectory could accelerate based on the outcome of two, large clinical trials nearing completion that have the potential to expand the labeled indication for its devices. Atricure’s recent acquisition of SentreHEART provides another arrow in its quiver of products to treat left atrial appendage management, a leading cause of Afib and stroke. Inspire is the pioneer in treating sleep apnea patients with an implantable device that stimulates nerves that stiffen the tongue when a patient stops breathing while they sleep. The addressable patient population of those who cannot tolerate CPAP currently is more than 500,000 in the U.S. and growing as a result of demographics, which translates into a very significant potential market. The company’s rollout of the implant to new hospital accounts remains measured to ensure positive patient outcomes and physician feedback. The company is likely at an inflection point with respect to reimbursement coverage, which could accelerate growth.

FINAL THOUGHTS

We have long worried about this country’s level of non-financial debt relative to GDP and challenging demographics. Now we wonder if all the news and commentary about climate change might create a headwind for the animal spirits that have fueled the economic expansion and stock market rally.

Thinking more tactically, we have just recently seen some stocks go parabolic among other evidence of retail involvement in stocks via online trading and promotion. At the same time, multiple valuation measures suggest limited obvious upside for the overall U.S. stock market relative to history, odd divergences are surfacing, Leading Economic Indicators have weakened noticeably, a highly partisan Presidential election awaits a deeply divided nation, perhaps too many bears converting to bulls, and evangelical-like faith abounds that central banks will keep the liquidity flowing and even monetize debt to enable fiscal stimulus. Meanwhile, the interruption of supply chains due to the Covid-19 coronavirus outbreak inside China and the potential for this disruption to spread and wreak havoc on the global economy could be the kind of shock that tips the world back into a global downturn. Still, the stock market breadth recently made a new high and suggests the near-term outlook for stocks remains favorable. Nonetheless, it is hard for us to imagine that liquidity will not someday become a coward again, especially if earnings retreat meaningfully or we see a political surprise that shatters the consensus view that President Trump will be re-elected and creates real risk for policy reversals. Interestingly, some investors have recently exclaimed that U.S. equities are a safe-haven asset. While we are sympathetic to that view if you have a very long-term investment horizon, there probably are still enough short-term minded equity investors controlling enough capital to sink the stock market if they get scared or begin to

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

lock in profits because they expect to buy back at lower prices. Indeed, we expect to see the correlation between the broader stock market and GDP eventually return to its higher historical levels.

Despite these concerns, we do not contemplate any meaningful changes to either Fund. History teaches how few can consistently forecast the economy, interest rates, stock market trends, or most outcomes with any precision. We will rebalance our clients’ capital mostly to avoid valuation and fundamental risk, though at times we must also rebalance to abide by our guidelines. Our process seeks to own companies that are likely to compound their shareholder’s investment in a relatively favorable and positive absolute manner over the long-term, regardless of the macro environment or stock market trends. Thus, our short-term relative performance can be expected to be impacted (positively and negatively) by major shifts in investor sentiment and any related sector or style rotation as a result of changes in the macro environment as well as pronounced shifts in stock market leadership. Occasionally, we also will have some large deviations in relative performance due to the idiosyncratic reward to risk profile inherent in the concentrated industry exposures that accompany our investment process.

Investors often pay a high price for informational simplicity. Therefore, we suggest investors take a sensible and cautious view of the industry’s efforts to define ESG standards. In our minds, ESG is very complicated with an almost endless number of tough questions to be answered. Why are the producers of fossil fuels targeted for divestment and not the consumers of those fuels? Why hasn’t video conferencing put a bigger dent in business travel? (Perhaps Covid-19 will produce a tipping point.) Should we ration growth or Carbon Dioxide emissions? If so, who decides how to allocate growth and emissions? Given the low cost of funds for banks and other lenders, are the current levels of interest rates on credit cards and student loans sustainable? We find it interesting that the most ESG compliant companies on one investor’s list can also be the least ESG compliant on another’s list. We also imagine a day when taxpayers, those who will ultimately bear the burden of any underfunded liability, might want some say in whether ESG considerations should prevail over returns with respect to state and municipal pension funds.

Thankfully for us, it is not nearly as complicated to recognize efficient capital allocation by a business that solves important problems or satisfies real needs, does not have co-dependent relationships with employees or customers, does not directly produce outsized waste streams, and is not highly dependent upon the economy or favorable credit market conditions.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL COMPANY FUND &
CHAMPLAIN MID CAP FUND
SHAREHOLDERS’ LETTER
(Unaudited)

As always, we remain humbled by and grateful for the trust you have demonstrated through your investment in either or both funds.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve their stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss. A company may reduce or eliminate its dividend, causing losses to the fund.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance of the Advisor Shares for the Champlain Emerging Markets Fund (CIPDX).

January 31, 2020 Net Performance					Since Fund’s Inception†
	6 months	1-year	3-year	5-year*	Cumulative**	Annualized
CIPDX	6.58%	14.03%	11.00%	2.94%	6.35%	1.15%
MSCI Emerging Markets Index	3.36%	3.81%	7.88%	4.48%	9.97%	1.77%

†	Champlain Emerging Markets Fund inception date: 09/08/14
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

Outperformance in the six-month period was attributable to broad-based strong stock selection led by our financial, industrial, health care, and consumer sector holdings. Our preference for owning high-quality growth companies over alternatives that are state-owned, highly-cyclical, or otherwise facing regulatory headwinds proved beneficial to our relative performance. The strategy also benefited from our lack of exposure in the utilities and real estate sectors; these sectors tend to be highly influenced by the interest rate cycle, which can be very difficult to predict and therefore we deliberately limit exposure. Information technology was a detractor as it was the best-performing sector in the benchmark and our underweight exposure was therefore a drag. Much of information technology is commoditized hardware, which tends to be more cyclical and where we have a more skeptical longer-term viewpoint.

India and China were the two biggest contributors to relative performance and Russia and Hong Kong the two largest detractors. Although our process is not driven by top-down views, we cannot ignore macroeconomic and geopolitical risks. India is struggling with an economic slowdown and, in response, Prime Minister Modi surprised the market with a corporate tax cut and has followed through with other stimulation measures that are being viewed favorably by investors. Meanwhile, China’s drive for greater self-sufficiency is bolstering companies in sectors that our investment process favors, namely information technology,

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

health care, and consumer. Investor sentiment was boosted later in the period by the U.S./China trade deal, which signaled that leaders of both countries are interested in at least a short-term détente. This positive was offset by the novel Coronavirus that has had a material impact on economic activity in China more recently, although investors appear to be somewhat less concerned so far. While it is too early for us to judge China’s response to this outbreak, it is times like this when our preference for quality and long-term focus should shine.

CONSUMER

Both the consumer staples and discretionary sectors contributed positively to relative performance during the period. Within staples, two of our Indian companies – Avenue Supermarts (Dmart) (India) and Britannia Industries (India) – were top performers. Dmart (India) is the preferred destination for food and general merchandise for the price-sensitive urban shopper in India, while Britannia, a steadily growing, highly profitable baked goods manufacturer continued solid execution; both companies benefited from the aforementioned nationwide tax cut. South African retailer Clicks Group Limited was also positive during the period after shares moved higher on strong results. We took the opportunity to trim all three of these positions at close proximity to our Fair Value. Detractors in the period were Ambev (Brazil), Vitasoy (Hong Kong) and Vietnam Dairy (Vietnam). Heineken (Netherlands), another strategy holding, has made an aggressive entry into the Brazilian beer market causing us to re-evaluate Ambev’s ability to grow (or maintain) both leading market-share and profit margins, as we suspect that the company will have to concede at least one in the future. We exited beverage company Vitasoy (Hong Kong) due to the reemergence of competition from multinational and domestic companies in the ready-to-drink category and our lack of clarity on how the competitive landscape will impact Vitasoy in the medium- to long-term. Vietnam Dairy (Vietnam), the country’s largest dairy provider, was weak due to slowing growth, input cost pressure, and a higher tax rate in the second half of 2019. We are re-evaluating our Fair Value as a result and in light of potential long-term structural margin concerns as Vietnamese consumers increasingly prefer fresh milk products that carry lower margins. Wide discounts to our Fair Value estimates also resulted in additions to our positions in both Walmex (Mexico), Walmart’s Central American division, and LG Household & Health Care (Korea), a consumer goods company targeting the prestige segment of the cosmetics and skincare market.

Consumer discretionary performance was enhanced by our positions in internet retailers JD.com (China) and Alibaba (China) and automobile manufacturer, Maruti Suzuki (India). Shares in JD.com (China) recovered after management announced a major internal reorganization plan that included shifting key strategic and operational responsibilities to other capable employees thereby reducing the key man risk associated with Chairman Lui.

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Alibaba continues its dominance in the Chinese economy and the company’s shares benefited as the trade tensions between the U.S. and China decreased. Maruti Suzuki (India) shares appreciated after investors looked past the substantial slowdown in the Indian vehicle market in 2019 and began to factor in easier comparables and a potential recovery in 2020. We took the opportunity to take weight out of the position as shares traded near our Fair Value estimate.

Travel service provider Ctrip.com (China) was a headwind and we decided to exit our position due to ongoing competition and challenges in its international expansion effort, which we felt were likely to be longer-term in nature than we originally anticipated. Shares of Yum China (China) underperformed due to increasing input cost pressures and ongoing market concerns regarding the U.S. trade negotiations. However, we continue to believe in the long-term growth potential of the chained restaurant industry in China, and view Yum China (China) as one of the highest-quality operators in the industry with strong corporate governance, cash flows, and shareholder return policies. Clothing manufacturer Shenzhou International (China) underperformed given concerns over the U.S./China trade war and the need for brand customers to diversify their supply chain out of China to avoid potentially higher tariffs paid on goods shipped to the US. After strong share performance over the last several periods, we trimmed shares near our Fair Value estimate. We also exited Page Industries (India), a branded clothing company, as both new and existing competitive threats are likely to structurally pressure Page Industries’ (India) growth and margins over the near and medium term.

We initiated a position in Meituan-Dianping (China) the country’s largest online food delivery and local services platform. Its food delivery business is expanding rapidly and we see multiple paths to sustain growth, including its highly-effective local advertising services and recently-launched restaurant management system, which helps local restaurants upgrade to a software-based infrastructure for supply chain and customer relationship management. We see multiple paths for Meituan-Dianping (China) to widen its moat by integrating its technology with local merchants and expanding into other local service verticals.

A key reason for the success of internet businesses in China is the extensive infrastructure built largely by the Chinese government. In parts of the world with less-developed infrastructure, e-commerce has been much slower to gain traction, prompting internet-based retailers in places like India and Brazil, where the total addressable market and associated profit pool is large, to make that investment themselves. MercardoLibre (Argentina) and energy holding Reliance Industries (India) are both leveraging technology to disrupt conventional physical retailers and we expect them to gain structural market share from their traditional counterparts over the long term. In the short term, however, we anticipate

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

ongoing price volatility as both companies are still investing in their respective businesses, and intend to add weight when discounts to Fair Value present themselves, as they did during the fourth quarter of 2019.

INFORMATION TECHNOLOGY AND COMMUNICATION SERVICES

Information Technology detracted from relative performance in the period as our underweight positioning was the strongest headwind. Our process deliberately steers us away from the more commoditized hardware companies that are subject to product cycles and often have limited pricing power due to lack of product differentiation. This can result in periods of underperformance, as seen this period, when benchmark heavyweights Samsung Electronics (South Korea) and SK Hynix (South Korea) outperformed due to improvements in semiconductor memory prices. Forecasting these cycles is not the focus of our investment framework; instead, our process is designed to steer us towards companies with sustainable pricing power and structural growth that we can hold through periods of volatility. Newly-initiated position Network International Holdings (United Arab Emirates) – a credit card payment processing business with operations in the Middle East and Africa – is a good example and was a notable outperformer in the period. The company currently operates the biggest pan-regional processing network and is benefiting from high barriers to entry, rising penetration of credit card consumption in its target markets, and a partnership with MasterCard. Led by an experienced management team, we anticipate stable growth and high margins over time as the business continues to gain market share.

Communication services contributed positively to relative performance in the period largely due to Safaricom (Kenya) and Kakao (Korea). Safaricom (Kenya) continues to expand beyond its core telecom and payment business into other growth businesses such as micro-lending, while Kakao is extending margins as it just begins to monetize its large and sticky user base. We gravitate toward business models that exhibit strong network effects as these companies tend to become the winner in a winner-take-all market. Conversely, iQIYI (China), a content streaming business that we thought could grow into a strong network effect business, ultimately faced stronger-than-anticipated competition from both long-form and short-form content providers that weakened its market positioning. This, combined with our concerns over heightened regulatory scrutiny regarding content and difficulty converting free users to paying users, ultimately led us to exit the position.

HEALTH CARE

The health care sector was a large contributor to outperformance this period due to strong stock selection. Our two health care holdings – WuXi Biologics (China) and WuXi AppTec (China) – continue to benefit from Chinese health care companies looking to partner with

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

platforms that can assist in drug discovery, development, and commercialization. WuXi Biologics’ (China) focus on proteins (large molecules) and WuXi AppTec’s (China) focus on chemicals (small molecules) provide dominant positions in a rapidly-growing domestic market. However, while this has decreased over time, both also have meaningful exposure to U.S. biotechnology and pharmaceutical companies. We acknowledge this continues to present a risk given the ongoing trade negotiations, but believe the risk is mitigated by China being one of the world’s largest and fastest-growing health care markets and health care-related tariffs being given special consideration in the negotiations, as evidenced by the recent announcement of a plan to further lower tariffs on imported pharmaceuticals starting in the new year.

We also introduced a new holding into the portfolio this period: Shenzhen Mindray Bio-Medical Electronics (China). Shenzhen Mindray Bio-Medical Electronics (China) is China’s largest medical device innovator, focused on three primary business lines: patient monitoring & life support products, in vitro diagnostic machines and reagents, and medical imaging systems. The company has consistently invested in R&D, leading to impressive breakthroughs in the high-end markets both domestically and overseas. Together with its strong distribution networks, we believe Shenzhen Mindray Bio-Medical Electronics (China) will continue to see strong double-digit topline growth driven by underlying industry growth coupled with continued share gains. Additionally, Shenzhen Mindray Bio-Medical Electronics (China) should also benefit from margin improvements as the mix shifts toward higher value added products and cost advantages due to economies of scale.

FINANCIALS

The financials sector contributed positively to relative performance with Bajaj Finance (India) a notable outperformer. The portfolio is meaningfully overweight the Indian financials sector due in part to the availability of well-managed private financial companies and the presence of troubled state-owned incumbents that consistently forfeit market share. With a challenging macroeconomic environment in India resulting in equity market declines, we are encouraged that the strategy’s holdings yielded a positive return in the period and contributed to relative performance.

The ongoing protests in Hong Kong negatively impacted two of the strategy’s financial holdings – AIA Group (Hong Kong) and Hong Kong Exchanges and Clearing (Hong Kong) – as both have significant exposure to the country. We took advantage of the resulting volatility to add to AIA Group (Hong Kong), which will undoubtedly face short-term headwinds, but possesses strong long-term prospects given its geographical diversity and exposure to mainland China.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

Discovery Limited (South Africa) was an overall detractor in the period amid a formal push to create a government-controlled universal health care program. Our analysis suggests that the bill in its current form is not financially viable without excessive taxation, which would strain an already-weakened economy. Although we cannot consistently predict the future of South African governmental policy, we still believe Discovery Limited (South Africa) provides its customers with significant benefits in both the price and quality of its policies relative to competitors, governmental or otherwise, and decided to add to the position on price weakness. Subsequently, shares recovered and we reduced our position size as the share price approached our estimate of Fair Value. We also added to Banco del Bajio (Mexico) on price weakness and a wide discount to our Fair Value estimate.

During the period we started a new position in former holding OTP Bank (Hungary), the largest commercial bank in Hungary. In addition to a dominant market position in the Hungarian banking market, OTP Bank (Hungary) is a key consolidator in the broader Central and Eastern European (CEE) region with operations in ten countries including Bulgaria, Slovakia, and Romania. We particularly like management’s strategy of deftly acquiring and revitalizing low-cost assets in CEE, usually from larger European banks looking to divest non-core banking assets, which has allowed OTP Bank (Hungary) to build strong competitive positions in a set of smaller, but profitable, markets.

For many years, the large Brazilian banks have operated in a protected financial services market, enabling them to earn high returns and strong cash flow for shareholders. However, a recent wave of new digitally-focused challengers are aggressively chipping away at the incumbents’ margins by offering more affordable products delivered with superior customer service. One of these challengers is Banco Inter (Brazil), which we began a position in during the period, opting to replace Itau Unibanco (Brazil). Banco Inter (Brazil) is a digital bank supported by a scalable, world-class, cloud-architected backbone. With a current active user base of four million, we believe Banco Inter (Brazil) will continue rapidly adding users and use its well-rounded product suite to drive monetization and strong lifetime customer value.

Also new to the portfolio during the period was previous holding B3 (Brazil), Brazil’s leading stock exchange and financial infrastructure provider, which stands to benefit from the development of Brazil’s vastly underpenetrated capital markets ecosystem. As the Brazilian economy improves and inflation abates, the local federal funds rate has fallen dramatically, causing investors to consider equity allocations to achieve their target rates of return. Despite being a relatively more developed economy, the percentage of the Brazilian population investing in equities is lower than that of Kenya, Estonia, or Lithuania. In addition, a lack of reliance on expensive term loans from banks and growing financial sophistication should drive increasing penetration in the public debt and derivatives markets. In the years to

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

come, we expect B3 (Brazil) to capitalize on these trends to grow revenues while simultaneously using technology to further drive operating efficiency.

INDUSTRIALS, MATERIALS, & ENERGY

Industrials, materials, and energy all contributed positively to relative performance in the period. Grupo Aeroportuario del Sureste (Mexico) was a key contributor after a peer announced a favorable outcome from its tariff negotiation with the Mexican government. Shares had been under stress due to investor uncertainty in the level of the new administration’s meddling in the privately-run airport sector and we are encouraged with the initial results. L&T Technology Services (India), a provider of research and development solutions for a diversified customer base within the product and process industry, is a new holding this period and contributed to positive performance. The company has been on our focus list for over a year as we like its high margins, returns, and asset-light business model, and recent share price weakness due to the temporary elongation of its deal cycle gave us the opportunity to initiate a position at a discount to historical valuation and our estimate of Fair Value. Elsewhere, Shenzhen Inovance Technology (China), a manufacturer of servos and controllers used in factory automation, benefitted from increased optimism about U.S./China trade agreements and signs that China’s manufacturing sector is stabilizing.

Also new to the strategy this period is Voltronic Power (Taiwan), a long-time industrial holding in our emerging markets small cap strategy. A key tenet of our investment process is the support of management teams that are sincere and capable and who we believe can deliver consistent and repeatable outperformance. For the extended duration that we have allocated capital to Voltronic Power (Taiwan) in our small cap strategy, CEO Hsieh has demonstrated a consistent ability to balance growth with margins and free cash flow with capacity expansion, and as we gained more confidence in management’s ability to execute the growth strategy, we decided to start a position in this strategy.

Notably, the materials sector was weak on an absolute basis and our underweight positioning was a tailwind. The materials sector is home to many commodity-oriented companies that are excluded by our investment process due to the difficulty in consistently forecasting commodity cycles accurately. Moreover, many of these companies are state-owned and given our preference for owning companies managed with minority shareholders in mind instead of a government entity, we expect to outperform during cyclical downturns and trail during cyclical upturns yet generate positive gains over a full cycle.

Materials holding International Flavors and Fragrances (U.S.), a specialty chemical producer of key sensory ingredients used in foods and cosmetics, was our largest detractor in the period. The company continues to face quarterly variability as the integration of its two

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

recent acquisitions (Frutarom and Dupont’s Nutrition & Biosciences division) remain unproven, however from a long-term perspective, we agree with the strategic rationale of both acquisitions and can envision Dupont’s deep bench of talent uncovering additional deal synergies.

Energy holding Reliance Industries (India) – a highly-diversified and vertically-integrated conglomerate with a 60-year operating history and key market positions in refining, petrochemical, telecom, and retail – outperformed as prices for voice and data plans increased across the board in the Indian telecom sector, benefiting its margin profile. We took the opportunity to increase our position size due to an increase in our estimate of Fair Value and additional confidence in its future earnings power.

FINAL THOUGHTS

Our investment process seeks high quality growth companies with above-average margins and returns that exceed the cost of capital regardless of industry. One measure we use to assess quality is cash flows, which should be somewhat predictable, durable, growing, and generate high returns on the capital that was employed to generate them. Assessing the durability of those cash flows, which requires an analysis of several factors including revenue and cost model, pricing power, competitive positioning, and management’s acumen, is our focus.

An often-overlooked component is an analysis of the industry structure. We assume a high-quality business will attract competitors who will endeavor to chip away at its margins. If that is our starting point, we must understand how the industry is structured, the competitive landscape, and how competitors behave. For example, the semiconductor manufacturing industry is characterized by a mini monopoly that has allowed incumbents to earn excess returns for many years, particularly when government regulations remain inert. Portfolio holding Taiwan Semiconductor’s (Taiwan) high margin profile and historical excess returns are partly a function of this landscape. By comparison, the financial sector is home to an industry where a highly concentrated group of incumbent companies serve as structural market share donators. In India, state- and community-owned banks have ~65% market share, however many of these financial institutions are under-capitalized and poorly managed, which has given private banks like portfolio holding HDFC Bank (India) the ability to accumulate market share and grow faster than the overall banking market in India.

In both cases, Taiwan Semiconductor (Taiwan) and HDFC Bank (India) have maintained high margins and have consistently generated cash flows that have then been reinvested in growing their respective businesses, thus maintaining competitive advantages over competitors. There are certainly times when owning shares in these high-quality franchises

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MARKETS FUND
SHAREHOLDERS’ LETTER
(Unaudited)

is out of favor, but our investment process nudges us to use volatility in our favor by remaining focused on the long-term value these businesses create for shareholders. Emerging markets will continue to demand an understanding an appreciation of these nuanced dynamics affecting the investment landscape, and we remain steadfast that applying our disciplined investment process will result in a portfolio with a distinct quality bias poised to build wealth for long-term investors.

We are grateful for the privilege to manage a portion of your portfolio.

Sincerely,

Russell E. Hoss, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding the funds or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Fund will achieve its stated objectives. Foreign investments present risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small-cap stocks also are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The fund is non-diversified.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS

DEFINITION OF THE COMPARATIVE INDICES

MSCI Emerging Markets Index The MSCI Emerging Markets Index measures the performance of mid and large cap companies across 26 countries classified as emerging markets. The index includes approximately 1,404 constituents and covers approximately 85% of the free float-adjusted market capitalization in each country.

Russell Midcap Index The Russell Midcap Index measures the performance of the mid cap segment of the U.S. equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index representing approximately 31% of the total market capitalization of that index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index The Russell 2000 Index measures the performance of the small cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Economic Value Added (EVA) is a measure of a company’s financial performance based on the residual wealth calculated by deducting its cost of capital from its operating profit, adjusted for taxes on a cash basis. EVA can also be referred to as economic profit, and it attempts to capture the true economic profit of a company.

Alpha is a term used in investing to describe a strategy’s ability to beat the market or its edge.

Beta measures the broad market’s overall volatility or risk.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

John Bean Technologies	2.76%
Integra LifeSciences Holdings	2.75%
Q2 Holdings	2.71%
MSA Safety	2.65%
Pure Storage, Cl A	2.61%
Hostess Brands, Cl A	2.43%
Sensient Technologies	2.28%
Argo Group International Holdings	2.25%
Lancaster Colony	2.19%
Welbilt	2.17%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Everest Re Group	3.19%
Fortive	2.77%
AMETEK	2.71%
Rockwell Automation	2.64%
Arthur J Gallagher	2.61%
Workday, Cl A	2.59%
Waters	2.55%
Nordson	2.52%
ServiceNow	2.48%
Ulta Beauty	2.42%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2020
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS *

Alibaba Group Holding ADR	6.60%
Tencent Holdings	6.02%
Taiwan Semiconductor Manufacturing	4.66%
Reliance Industries	3.45%
AIA Group	3.38%
HDFC Bank	3.08%
Unilever ADR	2.93%
Wal-Mart de Mexico	2.63%
MercadoLibre	2.54%
Wuxi Biologics Cayman	2.36%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND
JANUARY 31, 2020
(Unaudited)

COUNTRY ALLOCATION **

China	26.42%
India	18.97%
Taiwan	7.28%
United States	6.68%
Hong Kong	6.44%
Mexico	5.83%
Netherlands	5.19%
South Korea	4.99%
Brazil	3.27%
South Africa	3.02%
Argentina	2.54%
Kenya	1.78%
Hungary	1.73%
Indonesia	1.65%
United Arab Emirates	1.50%
Peru	1.36%
Vietnam	1.35%

**Percentages are based on total investments.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2020
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 93.6%
	Shares	Value
COMMUNICATION SERVICES — 1.8%
John Wiley & Sons, Cl A	865,000	$37,731,300

CONSUMER DISCRETIONARY — 4.9%
National Vision Holdings *	660,000	22,519,200

Sally Beauty Holdings *	1,810,000	27,783,500

Texas Roadhouse	280,000	17,500,000

Wolverine World Wide	1,010,000	31,885,700

		99,688,400

CONSUMER STAPLES — 13.4%
B&G Foods	1,240,000	19,914,400

Boston Beer, Cl A *	35,000	12,473,300

elf Beauty *	1,355,000	21,246,400

Freshpet *	510,000	32,068,800

Hostess Brands, Cl A *	3,700,000	49,654,000

J&J Snack Foods	50,000	8,292,000

Lancaster Colony	290,000	44,848,500

MGP Ingredients	525,000	17,881,500

Simply Good Foods *	1,635,000	37,555,950

TreeHouse Foods *	685,000	30,551,000

		274,485,850

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2020
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 14.1%
Argo Group International Holdings	700,000	$45,920,000

Bryn Mawr Bank	420,000	15,758,400

Community Bank System	380,000	25,182,600

CVB Financial	985,000	20,458,450

German American Bancorp	455,000	15,556,450

Independent Bank	455,000	32,851,000

James River Group Holdings	455,000	19,537,700

Palomar Holdings *	210,000	11,224,500

Prosperity Bancshares	410,000	28,782,000

Stock Yards Bancorp	375,000	14,527,500

UMB Financial	660,000	43,863,600

Washington Trust Bancorp	320,000	15,145,600

		288,807,800

HEALTH CARE — 20.2%
AtriCure *	465,000	18,088,500

Avanos Medical *	1,240,000	34,149,600

Cantel Medical	600,000	39,036,000

Cardiovascular Systems *	900,000	40,851,000

Catalent *	690,000	42,159,000

CONMED	425,000	43,214,000

Inspire Medical Systems *	250,000	18,700,000

Integra LifeSciences Holdings *	1,020,000	56,140,800

Masimo *	130,000	22,178,000

NuVasive *	52,175	4,023,736

Penumbra *	100,000	17,546,000

Prestige Consumer Healthcare *	885,000	35,895,600

Teladoc Health *	400,000	40,684,000

		412,666,236

INDUSTRIALS — 16.0%
Altra Industrial Motion	1,065,000	35,421,900

Barnes Group	665,000	42,008,050

CSW Industrials	120,955	9,178,066

Evoqua Water Technologies *	535,000	10,683,950

John Bean Technologies	500,000	56,495,000

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2020
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
Lydall *	265,000	$5,416,600

MSA Safety	400,000	54,240,000

Ritchie Bros. Auctioneers	725,000	30,609,500

Standex International	305,000	22,292,450

TriMas *	600,000	17,238,000

Welbilt *	2,935,000	44,289,150

		327,872,666

INFORMATION TECHNOLOGY — 17.9%
Blackbaud	410,000	32,115,300

Blackline *	375,000	22,938,750

Envestnet *	350,000	27,604,500

New Relic *	625,000	41,256,250

Novanta *	51,295	4,653,995

Pure Storage, Cl A *	3,000,000	53,400,000

Q2 Holdings *	635,000	55,365,650

Qualys *	115,000	9,860,100

SailPoint Technologies Holding *	1,380,000	34,624,200

Tenable Holdings *	1,475,000	40,193,750

Yext *	2,930,000	43,774,200

		365,786,695

MATERIALS — 5.3%
Chase	90,000	8,277,300

H.B. Fuller	600,000	27,726,000

Innospec	250,000	25,182,500

Sensient Technologies	780,000	46,605,000

		107,790,800

TOTAL COMMON STOCK (Cost $1,587,768,708)		1,914,829,747

The accompanying notes are an integral part of the financial statements.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
SMALL COMPANY FUND
JANUARY 31, 2020
(Unaudited)

CASH EQUIVALENTS — 6.4%**
	Shares	Value
Fidelity Investments—Money Market Treasury Only Portfolio, Cl I, 1.420%	20,000,000	$20,000,000

Goldman Sachs Financial Square Funds, Treasury Instruments Fund, Institutional Shares, 1.415%	110,111,086	110,111,086

TOTAL CASH EQUIVALENTS (Cost $130,111,086)		130,111,086

TOTAL INVESTMENTS — 100.0% (Cost $1,717,879,794)		$2,044,940,833

Percentages are based on Net Assets of $2,044,959,964.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class

As of January 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

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MID CAP FUND
JANUARY 31, 2020
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.6%
	Shares	Value
COMMUNICATION SERVICES — 1.0%
John Wiley & Sons, Cl A	890,000	$38,821,800

CONSUMER DISCRETIONARY — 6.9%
Advance Auto Parts	510,000	67,192,500

Sally Beauty Holdings *	1,810,000	27,783,500

Tractor Supply	805,000	74,824,750

Ulta Beauty *	345,000	92,428,950

		262,229,700

CONSUMER STAPLES — 11.7%
Brown-Forman, Cl B	550,000	37,202,000

Campbell Soup	975,000	47,180,250

Flowers Foods	1,345,000	28,957,850

Hormel Foods	835,000	39,462,100

JM Smucker	830,000	85,996,300

Lamb Weston Holdings	1,005,000	91,766,550

McCormick	175,000	28,589,750

Molson Coors Beverage, Cl B	860,000	47,798,800

TreeHouse Foods *	830,000	37,018,000

		443,971,600

The accompanying notes are an integral part of the financial statements.

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MID CAP FUND
JANUARY 31, 2020
(Unaudited)

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 13.8%
Arthur J Gallagher	970,000	$99,492,900

Commerce Bancshares	590,000	39,919,400

Cullen/Frost Bankers	595,000	53,050,200

Everest Re Group	440,000	121,690,800

Morningstar	135,000	21,180,150

Northern Trust	805,000	78,737,050

Prosperity Bancshares	640,000	44,928,000

SVB Financial Group *	170,000	40,856,100

Tradeweb Markets, Cl A	585,545	27,040,468

		526,895,068

HEALTH CARE — 23.8%
Align Technology *	85,000	21,853,500

Bio-Techne	385,000	80,838,450

Cantel Medical	850,000	55,301,000

Catalent *	1,320,000	80,652,000

Cooper	210,000	72,846,900

DENTSPLY SIRONA	1,590,000	89,040,000

Edwards Lifesciences *	400,000	87,944,000

Envista Holdings *	795,000	23,524,050

Integra LifeSciences Holdings *	1,465,000	80,633,600

Laboratory Corporation of America Holdings *	340,000	59,636,000

Masimo *	310,000	52,886,000

Veeva Systems, Cl A *	425,000	62,309,250

Waters *	435,000	97,348,650

West Pharmaceutical Services	270,000	42,106,500

		906,919,900

INDUSTRIALS — 15.5%
AMETEK	1,065,000	103,464,750

Clarivate Analytics PLC *	2,200,000	44,352,000

Fortive	1,410,000	105,651,300

IDEX	500,000	81,925,000

Nordson	570,000	96,250,200

Rockwell Automation	525,000	100,621,500

The accompanying notes are an integral part of the financial statements.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2020
(Unaudited)

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued

Stericycle *	363,360	$22,775,405

Verisk Analytics	225,000	36,555,750

		591,595,905

INFORMATION TECHNOLOGY — 21.7%
ANSYS *	80,000	21,946,400

Blackbaud	574,725	45,018,209

Guidewire Software *	340,000	38,250,000

Medallia*	1,968,455	55,549,800

New Relic *	710,000	46,867,100

Nutanix, Cl A *	1,840,000	59,744,800

Okta, Cl A *	295,000	37,774,750

Palo Alto Networks *	380,000	89,216,400

Proofpoint *	300,000	36,843,000

Pure Storage, Cl A *	3,794,260	67,537,828

ServiceNow *	280,000	94,704,400

Splunk *	495,000	76,853,700

Synopsys *	265,000	39,090,150

Workday, Cl A *	535,000	98,777,050

Zscaler*	329,130	18,460,902

		826,634,489

MATERIALS — 3.2%

AptarGroup	590,000	68,150,900

International Flavors & Fragrances	405,000	53,099,550

		121,250,450

TOTAL COMMON STOCK (Cost $2,939,447,255)		3,718,318,912

The accompanying notes are an integral part of the financial statements.

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JANUARY 31, 2020
(Unaudited)

CASH EQUIVALENTS — 2.5%**
	Shares	Value
Fidelity Investments — Money Market Treasury Only Portfolio, Cl I, 1.420%	20,000,000	$20,000,000

Goldman Sachs Financial Square Funds, Treasury Instruments Fund, Institutional Shares, 1.415%	73,629,655	73,629,655

TOTAL CASH EQUIVALENTS (Cost $93,629,655)		93,629,655

TOTAL INVESTMENTS — 100.1% (Cost $3,033,076,910)		$3,811,948,567

Percentages are based on Net Assets of $3,808,917,433.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2020.

Cl — Class
PLC — Public Limited Company

As of January 31, 2020, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. Generally Accepted Accounting Principles.

During the period ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2020
(Unaudited)

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.6%
	Shares	Value
ARGENTINA — 2.6%
MercadoLibre *	175	$116,025

BRAZIL — 2.0%
Ambev ADR	13,600	56,576

B3 - Brasil Bolsa Balcao	3,200	35,914

		92,490

CHINA — 26.7%
Alibaba Group Holding ADR *	1,460	301,621

Foshan Haitian Flavouring & Food, Cl A	5,100	76,845

JD.com ADR *	2,585	97,428

Meituan Dianping, Cl B *	5,000	63,242

Shenzhen Inovance Technology, Cl A	17,000	71,199

Shenzhen Mindray Bio-Medical Electronics, Cl A	1,700	44,971

Tencent Holdings	5,800	275,348

WuXi AppTec, Cl H	7,420	89,469

Wuxi Biologics Cayman *	8,500	107,807

Yum China Holdings	1,855	79,895

		1,207,825

The accompanying notes are an integral part of the financial statements.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2020
(Unaudited)

COMMON STOCK — continued
	Shares	Value
HONG KONG — 6.5%
AIA Group	15,700	$154,290

Hong Kong Exchanges & Clearing	2,300	75,694

Shenzhou International Group Holdings	4,900	64,526

		294,510

HUNGARY — 1.7%
OTP Bank	1,710	79,085

INDIA — 19.2%
Avenue Supermarts *	2,720	81,324

Bajaj Finance	1,275	77,759

Britannia Industries	1,500	67,142

HDFC Bank	8,195	140,752

Housing Development Finance	2,270	76,687

Kotak Mahindra Bank	3,240	76,672

L&T Technology Services	3,005	70,723

Maruti Suzuki India	450	43,490

Reliance Industries	7,975	157,897

Tata Consultancy Services	2,565	74,871

		867,317

INDONESIA — 1.7%
Bank Central Asia	32,000	75,599

KENYA — 1.8%
Safaricom PLC	267,000	81,222

MEXICO — 5.9%
Banco del Bajio	40,610	66,996

Grupo Aeroportuario del Sureste ADR	410	79,044

Wal-Mart de Mexico	41,200	120,412

		266,452

NETHERLANDS — 5.3%
Heineken	950	103,399

Unilever ADR	2,300	134,044

		237,443

PERU — 1.4%
Credicorp	300	61,974

The accompanying notes are an integral part of the financial statements.

34	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2020
(Unaudited)

COMMON STOCK — continued
	Shares	Value
SOUTH AFRICA — 3.0%
Clicks Group	4,590	$74,366

Discovery	8,165	63,533

		137,899

SOUTH KOREA — 5.0%
Kakao	600	79,449

Koh Young Technology	985	75,252

LG Household & Health Care	70	73,452

		228,153

TAIWAN — 7.4%
Chroma ATE	9,170	45,129

Taiwan Semiconductor Manufacturing	20,600	212,817

Voltronic Power Technology	3,100	74,877

		332,823

UNITED ARAB EMIRATES — 1.5%
Network International Holdings PLC *	8,575	68,646

UNITED STATES — 1.5%
International Flavors & Fragrances	515	67,522

VIETNAM — 1.4%
Vietnam Dairy Products JSC	13,248	61,631

TOTAL COMMON STOCK (Cost $3,249,249)		4,276,616

PREFERRED STOCK — 1.3%

BRAZIL — 1.3%
Banco Inter † (Cost $58,740)	15,260	57,066

CASH EQUIVALENT — 4.2%**
Fidelity Treasury Portfolio, Cl I, 1.470% (Cost $189,937)	189,937	189,937

TOTAL INVESTMENTS — 100.1% (Cost $3,497,926)		$4,523,619

The accompanying notes are an integral part of the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND
JANUARY 31, 2020
(Unaudited)

Percentages are based on Net Assets of $4,520,447.

* Non-income producing security.
** Rate reported is the 7-day effective yield as of January 31, 2020.
† There is currently no rate available.

ADR — American Depositary Receipt
Cl — Class
JSC — Joint Stock Company
PLC — Public Limited Company

The following is a list of the inputs used as of January 31, 2020, in valuing the Fund’s investments:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Argentina	$116,025	$—	$—	$116,025
Brazil	92,490	—	—	92,490
China	478,944	728,881	—	1,207,825
Hong Kong	—	294,510	—	294,510
Hungary	—	79,085	—	79,085
India	—	867,317	—	867,317
Indonesia	—	75,599	—	75,599
Kenya	—	81,222	—	81,222
Mexico	266,452	—	—	266,452
Netherlands	134,044	103,399	—	237,443
Peru	61,974	—	—	61,974
South Africa	—	137,899	—	137,899
South Korea	—	228,153	—	228,153
Taiwan	—	332,823	—	332,823
United Arab Emirates	—	68,646	—	68,646
United States	67,522	—	—	67,522
Vietnam	—	61,631	—	61,631

Total Common Stock	1,217,451	3,059,165	—	4,276,616

Preferred Stock	57,066	—	—	57,066
Cash Equivalent	189,937	—	—	189,937

Total Investments in Securities	$1,464,454	$3,059,165	$—	$4,523,619

During the period ended January 31, 2020, there were no transfers in or out of Level 3.

For more information on valuation inputs, see Note 2 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

36	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Assets:
Investments, at value (Cost $1,717,879,794, $3,033,076,910 and $3,497,926, respectively)	$2,044,940,833	$3,811,948,567	$4,523,619
Foreign currency, at value (Cost $—, $— and $218, respectively)	—	—	218
Receivable for Capital Shares Sold	2,166,645	8,432,032	—
Receivable for Investment Securities Sold	805,222	16,997,939	—
Receivable for Dividends	458,699	809,770	1,952
Receivable from Advisor	—	—	6,854
Prepaid Expenses	43,041	73,728	28,569

Total Assets	2,048,414,440	3,838,262,036	4,561,212

Liabilities:
Payable due to Investment Adviser	1,443,542	2,314,804	—
Payable for Capital Shares Redeemed	1,211,449	4,782,251	—
Payable due to Transfer Agent	452,756	577,752	7,034
Payable due to Distributor — Advisor Shares	148,634	83,556	2,255
Payable due to Administrator	111,145	204,829	244
Chief Compliance Officer Fees Payable	552	2,817	—
Payable for Investment Securities Purchased	—	21,250,876	—
Payable due to Trustees	—	5,944	4
Accrued Foreign Capital Gains Tax on Appreciated Securities	—	—	25,491
Other Accrued Expenses	86,398	121,774	5,737

Total Liabilities	3,454,476	29,344,603	40,765

Net Assets	$2,044,959,964	$3,808,917,433	$4,520,447

NET ASSETS CONSIST OF:
Paid-in Capital	$1,683,762,163	$3,003,719,197	$3,968,079
Total Distributable Earnings	361,197,801	805,198,236	552,368

Net Assets	$2,044,959,964	$3,808,917,433	$4,520,447

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

37	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020
(Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund

ADVISOR SHARES:
Net Assets	$428,522,210	$301,464,733	$4,510,551
Shares Issued and Outstanding (unlimited authorization — no par value)	22,334,707	14,955,737	435,817
Net Asset Value, Offering and Redemption Price Per Share	$19.19	$20.16	$10.35

INSTITUTIONAL SHARES:
Net Assets	$1,616,437,754	$3,507,452,700	$9,896
Shares Issued and Outstanding (unlimited authorization — no par value)	83,332,835	170,001,277	958
Net Asset Value, Offering and Redemption Price Per Share	$19.40	$20.63	$10.33

The accompanying notes are an integral part of the financial statements.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
PERIOD ENDED
JANUARY 31, 2020
(Unaudited)

STATEMENTS OF OPERATIONS

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Investment Income
Dividends	$9,758,184	$17,157,758	$31,604
Less: Foreign Taxes Withheld	(51,000)	—	(2,756)

Total Investment Income	9,707,184	17,157,758	28,848

Expenses
Investment Advisory Fees	8,189,981	13,049,137	19,910
Administration Fees	631,481	1,156,565	1,297
Distribution Fees — Advisor Shares	578,393	527,025	5,172
Trustees’ Fees	7,526	10,941	13
Chief Compliance Officer Fees	1,959	3,255	121
Transfer Agent Fees	982,934	1,256,051	16,780
Printing Fees	62,161	96,407	2,450
Registration Fees	44,989	102,673	10,821
Custodian Fees	41,195	74,662	5,327
Professional Fees	21,887	40,463	697
Insurance and Other Expenses	17,647	29,506	3,815

Total Expenses	10,580,153	16,346,685	66,403

Less: Advisory Fees Waived	—	—	(19,910)
Reimbursement from Advisor	—	—	(16,949)
Fees Paid Indirectly(1)	(41,526)	(14,025)	(30)

Net Expenses	10,538,627	16,332,660	29,514

Net Investment Income (Loss)	(831,443)	825,098	(666)

Net Realized Gain (Loss) on Investments	98,227,229	80,972,782	(4,216)
Net Realized Loss on Foreign Currency Transactions	—	—	(1,959)

Net Realized Gain (Loss)	98,227,229	80,972,782	(6,175)

(1) See Note 4 in Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
PERIOD ENDED
JANUARY 31, 2020
(Unaudited)

STATEMENTS OF OPERATIONS — concluded

	Champlain Small Company Fund	Champlain Mid Cap Fund	Champlain Emerging Markets Fund
Net Change in Unrealized Appreciation (Depreciation) on Investments	$(58,257,279)	$72,110,903	$278,337
Net Change in Unrealized Depreciation on Translation of Assets and Liabilities Denominated in Foreign Currencies	—	—	(2,706)
Foreign Capital Gains Tax on Appreciated Securities	—	—	(15,100)

Net Change in Unrealized Appreciation (Depreciation)	(58,257,279)	72,110,903	260,531

Net Realized and Unrealized Gain (Loss) on Investments	39,969,950	153,083,685	254,356

Net Increase in Net Assets Resulting from Operations	$39,138,507	$153,908,783	$253,690

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations:
Net Investment Loss	$(831,443)	$(2,304,263)
Net Realized Gain on Investments	98,227,229	157,982,737
Net Change in Unrealized (Depreciation) on Investments	(58,257,279)	(134,232,098)

Net Increase in Net Assets Resulting from Operations	39,138,507	21,446,376

Distributions:
Advisor Shares	(33,383,285)	(63,621,049)
Institutional Shares	(120,340,479)	(110,980,612)

Total Distributions	(153,723,764)	(174,601,661)

Capital Share Transactions:(1)
Advisor Shares:
Issued	21,167,472	164,715,860
Reinvestment of Distributions	32,980,012	61,251,905
Redeemed	(140,378,381)	(273,490,198)

Decrease from Advisor Shares Capital Share Transactions	(86,230,897)	(47,522,433)

Institutional Shares:
Issued	291,835,084	571,728,120
Reinvestment of Distributions	118,488,694	107,042,134
Redeemed	(123,986,027)	(333,434,610)

Increase from Institutional Shares Capital Share Transactions	286,337,751	345,335,644

Net Increase in Net Assets from Capital Share Transactions	200,106,854	297,813,211

Total Increase in Net Assets	85,521,597	144,657,926

Net Assets:
Beginning of Period	1,959,438,367	1,814,780,441

End of Period	$2,044,959,964	$1,959,438,367

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations:
Net Investment Income	$825,098	$783,780
Net Realized Gain on Investments	80,972,782	118,879,097
Net Change in Unrealized Appreciation on Investments	72,110,903	296,009,081

Net Increase in Net Assets Resulting from Operations	153,908,783	415,671,958

Distributions:
Advisor Shares	(12,163,282)	(45,428,827)
Institutional Shares	(135,086,437)	(113,591,170)

Total Distributions	(147,249,719)	(159,019,997)

Capital Share Transactions:(1)
Advisor Shares:
Issued	31,965,514	440,916,534
Reinvestment of Distributions	11,823,466	43,515,970
Redeemed	(590,555,190)	(344,464,756)

Increase (Decrease) from Advisor Shares Capital Share Transactions	(546,766,210)	139,967,748

Institutional Shares:
Issued	952,553,232	1,141,182,285
Reinvestment of Distributions	111,406,866	88,209,042
Redeemed	(331,673,582)	(488,784,327)

Increase from Institutional Shares Capital Share Transactions	732,286,516	740,607,000

Net Increase in Net Assets from Capital Share Transactions	185,520,306	880,574,748

Total Increase in Net Assets	192,179,370	1,137,226,709

Net Assets:
Beginning of Period	3,616,738,063	2,479,511,354

End of Period	$3,808,917,433	$3,616,738,063

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN EMERGING
MARKETS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Operations:
Net Investment Loss	$(666)	$(4,941)
Net Realized Loss on Investments and Foreign Currency Transactions	(6,175)	11,432
Net Change in Unrealized Appreciation (Depreciation) on Translation of Assets and Liabilities Denominated in Foreign Currencies and Foreign Capital Gains Tax on Appreciated Securities	260,531	(131,021)

Net Increase (Decrease) in Net Assets Resulting from Operations	253,690	(124,530)

Distributions:
Advisor Shares	(35,836)	—
Institutional Shares	(104)	—

Total Distributions	(35,940)	—

Capital Share Transactions:(1)
Advisor Shares:
Issued	348,676	452,870
Reinvestment of Distributions	35,836	—
Redeemed	(36,082)	(314,742)

Increase from Advisor Shares Capital Share Transactions	348,430	138,128

Institutional Shares:(2)
Issued	10,000	—
Reinvestment of Distributions	104	—

Increase from Institutional Shares Capital Share Transactions	10,104	—

Net Increase in Net Assets from Capital Share Transactions	358,534	138,128

Total Increase in Net Assets	576,284	13,598

Net Assets:
Beginning of Period	3,944,163	3,930,565

End of Period	$4,520,447	$3,944,163

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Institutional Shares class commenced operations on December 16, 2019.

The accompanying notes are an integral part of the financial statements.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares

	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Asset Value, Beginning of Period	$20.36	$22.83	$20.89	$17.74	$17.08	$16.05

Income (Loss) from Operations:
Net Investment Loss(1)	(0.03)	(0.06)	(0.12)	(0.04)	(0.06)	(0.09)
Net Realized and Unrealized Gain (Loss) on Investments	0.42	(0.16)	4.01	3.73	1.14	2.15

Total from Operations	0.39	(0.22)	3.89	3.69	1.08	2.06

Dividends and Distributions from:
Net Investment Income	—	—	—	—	—	—
Net Realized Gains	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)	(1.03)

Total Dividends and Distributions	(1.56)	(2.25)	(1.95)	(0.54)	(0.42)	(1.03)

Net Asset Value, End of Period	$19.19	$20.36	$22.83	$20.89	$17.74	$17.08

Total Return†	1.79%	1.31%	19.94%	20.92%††	6.68%††	13.04%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$428,522	$542,733	$647,592	$693,776	$1,118,317	$1,510,996
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.24%*	1.24%(2)	1.30%(2)	1.31%	1.40%	1.38%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.24%*	1.23%	1.29%	1.33%	1.41%	1.38%
Ratio of Net Investment Loss to Average Net Assets	(0.28)%*	(0.28)%	(0.58)%	(0.23)%	(0.36)%	(0.54)%
Portfolio Turnover Rate	15%**	30%	35%	40%	27%	37%

*	Annualized.
**	Not annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amounts calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares

	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$20.54	$22.96	$20.95	$18.36

Income (Loss) from Operations:
Net Investment Income (Loss)(2)	—	(0.01)	(0.07)	0.03
Net Realized and Unrealized Gain (Loss) on Investments	0.42	(0.16)	4.03	3.10

Total from Operations	0.42	(0.17)	3.96	3.13

Dividends and Distributions from:
Net Investment Income	—	—	—	—
Net Realized Gains	(1.56)	(2.25)	(1.95)	(0.54)

Total Dividends and Distributions	(1.56)	(2.25)	(1.95)	(0.54)

Net Asset Value, End of Period	$19.40	$20.54	$22.96	$20.95

Total Return†	1.92%	1.54%	20.23%	17.17%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,616,438	$1,416,705	$1,167,188	$710,522
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.99%*	0.99%(3)	1.05%(3)	1.05%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.99%*	0.98%	1.04%	1.06%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.02)%*	(0.05)%	(0.32)%	0.18%*
Portfolio Turnover Rate	15%**	30%	35%	40%**

*	Annualized.
**	Not annualized.
†	Total returns shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total Return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. Total return for the period indicated has not been annualized.
(1)	Institutional Shares commenced operations on August 31, 2016.
(2)	Per share amounts calculated using average shares method.
(3)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares

	Period Ended January 31, 2020 (Unaudited)		Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Asset Value, Beginning of Period	$20.17		$18.88	$16.65	$14.85	$14.89	$14.92

Income (Loss) from Operations:
Net Investment Loss(1)	—		(0.03)	(0.05)	—	—	(0.01)
Net Realized and Unrealized Gain on Investments	0.81		2.43	3.13	2.44	1.06	1.54

Total from Operations	0.81		2.40	3.08	2.44	1.06	1.53

Dividends and Distributions from:
Net Investment Income	—		—	—	—	—	—
Net Realized Gains	(0.82)		(1.11)	(0.85)	(0.64)	(1.10)	(1.56)

Total Dividends and Distributions	(0.82)		(1.11)	(0.85)	(0.64)	(1.10)	(1.56)

Net Asset Value, End of Period	$20.16		$20.17	$18.88	$16.65	$14.85	$14.89

Total Return†	4.03%		14.15%	18.98%	16.85%	8.22%	10.65%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$301,464		$867,332	$667,021	$609,025	$614,998	$526,649
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.10	%*	1.12%	1.15%	1.17%	1.28%	1.29	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.10	%*	1.12%	1.15%	1.17%	1.28%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.04	)%*	(0.16)%	(0.26)%	0.02%	0.03%	(0.09)%
Portfolio Turnover Rate	16	%**	19%	33%	33%	40%	46%

*	Annualized.
**	Not annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

46	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares

	Period Ended January 31, 2020 (Unaudited)		Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015
Net Asset Value, Beginning of Period	$20.60		$19.21	$16.92	$15.05	$15.07	$15.05

Income (Loss) from Operations:
Net Investment Income(1)	0.01		0.02	—	0.05	0.04	0.02
Net Realized and Unrealized Gain on Investments	0.85		2.48	3.17	2.47	1.06	1.56

Total from Operations	0.86		2.50	3.17	2.52	1.10	1.58

Dividends and Distributions from:
Net Investment Income	(0.01)		—	(0.03)	(0.01)	(0.02)	—
Net Realized Gains	(0.82)		(1.11)	(0.85)	(0.64)	(1.10)	(1.56)

Total Dividends and Distributions	(0.83)		(1.11)	(0.88)	(0.65)	(1.12)	(1.56)

Net Asset Value, End of Period	$20.63		$20.60	$19.21	$16.92	$15.05	$15.07

Total Return†	4.18%		14.43%	19.20%	17.17%	8.45%	10.91%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$3,507,453		$2,749,406	$1,812,490	$939,922	$390,408	$152,537
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	0.86	%*	0.87%	0.90%	0.93%	1.03%	1.04	%(2)
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	0.86	%*	0.87%	0.90%	0.93%	1.03%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.06	%*	0.10%	(0.02)%	0.33%	0.26%	0.16%
Portfolio Turnover Rate	16	%**	19%	33%	33%	40%	46%

*	Annualized.
**	Not annualized.
†	Total return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amounts calculated using average shares method.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

47	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Advisor Shares

	Period Ended January 31, 2020 (Unaudited)		Year Ended July 31, 2019	Year Ended July 31, 2018	Year Ended July 31, 2017	Ten Month Period Ended July 31, 2016(1)(2)		Year Ended July 31, 2015(1)	Period Ended September 30, 2014(1)
Net Asset Value, Beginning of Period	$9.79		$10.15	$9.50	$8.29	$7.36		$9.79	$10.00

Income from Operations:
Net Investment Loss(3)	—		(0.01)	(0.02)	—	—		(0.07)	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	0.65		(0.35)	0.81	1.25	0.93		(2.35)	(0.20)

Total from Operations	0.65		(0.36)	0.79	1.25	0.93		(2.42)	(0.21)

Dividends and Distributions from:
Net Investment Income	(0.09)		—	(0.13)	(0.04)	—		(0.01)	—
Return of Capital	—		—	(0.01)	—	—		—	—

Total Dividends and Distributions	(0.09)		—	(0.14)	(0.04)	—		(0.01)	—

Net Asset Value, End of Period	$10.35		$9.79	$10.15	$9.50	$8.29		$7.36	$9.79

Total Return†	6.58%		(3.55)%	8.25%	15.16%	12.64%††		(24.75)%	(2.10)%††

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$4,510		$3,944	$3,931	$4,287	$3,441		$2,443	$2,027
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.43	%*	1.50%	1.50%	1.51%	1.63	%*	1.85%	1.85	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.21	%*	3.41%	3.43%	4.04%	6.86	%*	14.00%	34.14	%*
Ratio of Net Investment Loss to Average Net Assets	(0.03	)%*	(0.13)%	(0.20)%	(0.01)%	(0.07	)%*	(0.79)%	(1.82	)%*
Portfolio Turnover Rate	9	%**	33%	35%	37%	66	%††	104%	0	%††

*	Annualized.
**	Not annualized.
†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover and total return is for the period indicated and has not been annualized.
(1)	On November 16, 2015, the New Sheridan Developing World Fund (the “Predecessor Fund”) was reorganized into The Advisors’ Inner Circle II Fund Champlain Emerging Markets Fund. Information presented prior to November 16, 2015 is that of the Predecessor Fund. See Note 1 in Notes to Financial Statements.
(2)	Effective November 16, 2016, the Fund changed its fiscal year end to July 31st.
(3)	Commenced operations on September 9, 2014.
(4)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

48	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Period

	Institutional Shares(1)

	Period Ended January 31, 2020 (Unaudited)
Net Asset Value, Beginning of Period	$10.00

Income from Operations:
Net Investment Income(2)	—
Net Realized and Unrealized Gain on Investments	0.44

Total from Operations	0.44

Dividends and Distributions from:
Net Investment Income	(0.11)

Total Dividends and Distributions	(0.11)

Net Asset Value, End of Period	$10.33

Total Return†	(1.07)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$10
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/excluding fees paid indirectly)	1.05	%*
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	3.22	%*
Ratio of Net Investment Income to Average Net Assets	0.07	%*
Portfolio Turnover Rate	9	%**

*	Annualized.
**	Not annualized.
†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Institutional Shares class commenced operations on December 16, 2019.
(2)	Per share amounts calculated using average shares method.
Amounts designated as “—” are $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

49	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 19 funds. The financial statements herein are those of the Champlain Small Company Fund (the “Small Company Fund”), Champlain Mid Cap Fund (the “Mid Cap Fund”) and Champlain Emerging Markets Fund (the “Emerging Markets Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. Each of the Champlain Funds is classified as a “diversified” investment company with the exception of the Emerging Markets Fund which is classified as a “non-diversified” investment company under the 1940 Act. The Small Company Fund invests in small companies with market capitalization of less than $2.5 billion, the Mid Cap Fund invests primarily (at least 80% of its net assets) in medium-sized companies with market capitalization of less than $15 billion and the Emerging Markets Fund invests primarily (at least 80% of its net assets) in equity securities of issuers who are economically tied to an emerging market country. The financial statements of the remaining funds within the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares; the Small Company Fund and the Mid Cap Fund offer Institutional Shares, which commenced operations on August 31, 2016 and January 3, 2011, respectively. The Emerging Markets Fund commenced operations on September 9, 2014 as the New Sheridan Developing World Fund (the “Predecessor Fund”), a series of ALPS Series Trust, which reorganized through a transfer of all assets and liabilities to the Emerging Markets Fund on November 16, 2015. Investor Class Shares of the Predecessor Fund were exchanged on a tax-free basis for Advisor Shares of the Fund. The Predecessor Fund had substantially similar investment objectives, investment strategies, policies and restrictions as those of the Fund. For financial reporting purposes, the Predecessor Fund’s financial and performance history prior to the reorganization has been carried forward and is reflected in the Emerging Markets Fund’s financial statements and financial highlights.

Effective November 16, 2015, the Emerging Markets Fund changed its fiscal year end to July 31.

Effective December 16, 2019, the Emerging Markets Fund, Institutional Shares class commenced operations.

50	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies that applies the accounting and reporting guidance issues in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Investment companies are valued at Net Asset Value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2020, the Emerging Market Fund securities were fair valued in accordance with the Fair Value Procedures.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at

51	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

which the Fund calculates its net asset values. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Champlain Investment Partners, LLC (the “Adviser”), the investment adviser of the Fund, becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, it may request that a Committee meeting be called.

The Emerging Markets Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor when the fair value trigger is met. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund owns securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

52	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the period ended January 31, 2020, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

53	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

As of and during the period ended January 31, 2020, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the period ended January 31, 2020, the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gain (loss) on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized gain (loss) on foreign currency transactions and net change in unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and change in unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

54	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of the Administrator, a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement, under which the Administrator provides administrative services to the Fund. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended January 31, 2020, the Small Company Fund, Mid Cap Fund and Emerging Markets Fund were charged $631,481, $1,156,565 and $1,297 for these services, respectively.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the period ended January 31, 2020, the Small Company Fund, Mid Cap Fund, and the Emerging Markets earned credits of $41,526, $14,025, and $30 which were used to offset transfer agent expenses, respectively. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

U.S. Bank, N.A. as acts as custodian (the “Custodian”) for the Small Company Fund and Mid Cap Fund. MUFG Union Bank, N.A. acts as Custodian for the Emerging Markets Fund. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

55	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates base on the average daily net assets of each fund:

Fund	Advisory Fee
Small Company Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million
Mid Cap Fund	0.80% on the first $250 million in assets; 0.70% on assets over $250 million
Emerging Markets Fund	0.90% on the first $250 million in assets; 0.80% on assets over $250 million*

*	Prior to November 28, 2019, the management fee for the Emerging Markets Fund was 1.00% on the first $250 million in assets and 0.85% on assets over $250 million.

The Adviser has contractually agreed to limit the total expenses of the Small Company Fund – Advisor Shares, Small Company Fund – Institutional Shares, Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares, and Emerging Markets Fund – Advisor Shares. Emerging Markets Fund – Institutional Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05%, 1.20%, 0.95% and 1.30%, 1.05% of the Funds’ respective average daily net assets through November 30, 2020. Prior to November 28, 2019, the expense cap for the Emerging Markets Fund’s Institutional Shares was 1.50% and 1.25%, respectively. To maintain these expense limitations, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser, Administrator, or shareholder service agent to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period.

At January 31, 2020, the amount the Adviser may seek as reimbursement of previously waived fees and reimbursed expenses is as follows:

Period	Subject to Repayment until January 31:	Emerging Markets Fund
1/31/17-1/31/18	2021	$88,872
1/31/18-1/31/19	2022	72,610
1/31/19-1/31/20	2023	73,123

		$234,605

56	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

6. SHARE TRANSACTIONS:

Small Company Fund	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Advisor Shares
Issued	1,062,563	8,315,653
Reinvestment of Distributions	1,687,820	3,696,562
Redeemed	(7,071,802)	(13,718,852)

Net Advisor Shares Capital Share Transactions	(4,321,419)	(1,706,637)

Institutional Shares
Issued	14,513,117	28,748,215
Reinvestment of Distributions	5,999,428	6,413,545
Redeemed	(6,142,003)	(17,035,921)

Net Institutional Shares Capital Share Transactions	14,370,542	18,125,839

Net Increase in Shares Outstanding	10,049,123	16,419,202

Mid Cap Fund	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Advisor Shares
Issued	1,624,458	22,885,840
Reinvestment of Distributions	591,174	2,681,145
Redeemed	(30,266,107)	(17,896,214)

Net Advisor Shares Capital Share Transactions	(28,050,475)	7,670,771

Institutional Shares
Issued	47,319,047	59,328,042
Reinvestment of Distributions	5,442,160	5,326,633
Redeemed	(16,198,190)	(25,552,840)

Net Institutional Shares Capital Share Transactions	36,563,017	39,101,835

Net Increase in Shares Outstanding	8,512,542	46,772,606

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

Emerging Markets Fund	Period Ended January 31, 2020 (Unaudited)	Year Ended July 31, 2019
Advisor Shares
Issued	33,151	49,611
Reinvestment of Distributions	3,368	—
Redeemed	(3,659)	(33,950)

Net Advisor Shares Capital Share Transactions	32,860	15,661

Institutional Shares (1)
Issued	948	—
Reinvestment of Distributions	10	—

Net Institutional Shares Capital Share Transactions	958	—

Net Increase in Shares Outstanding	33,818	15,661

(1)	Institutional Shares class commenced operations December 16, 2019.

7. INVESTMENT TRANSACTIONS:

For the period ended January 31, 2020, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Small Company Fund	$329,612,193	$288,100,193
Mid Cap Fund	697,111,295	550,642,834
Emerging Markets Fund	661,054	374,940

There were no purchases or sales of long-term U.S. Government securities for any of the Funds.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to distributable earnings or paid-in capital, as appropriate, in the period that the differences arise.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

The tax character of dividend and distributions declared during the fiscal years ended July 31, 2019 and July 31, 2018 were as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Small Company Fund
2019	$25,854,000	$148,747,661	$—	$174,601,661
2018	20,740,374	116,068,765	—	136,809,139

Mid Cap Fund
2019	$40,388,302	$118,631,695	$—	$159,019,997
2018	34,520,210	57,816,733	—	92,336,943

Emerging Markets Fund
2019	$—	$—	$—	$—
2018	42,880	—	4,982	47,862

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2019, the components of Distributable Earnings on a tax basis were as follows:

	Small Company Fund	Mid Cap Fund	Emerging Markets Fund
Undistributed Ordinary Income	$2,376,262	$21,958,983	$—
Undistributed Long-Term Capital Gain	91,575,788	74,776,626	—
Capital Loss Carryforwards	—	—	(302,596)
Post October Losses	—	—	(62,307)
Unrealized Appreciation	381,831,008	701,803,570	699,519
Other Temporary Differences	—	(7)	2

Total Distributable Earnings	$475,783,058	$798,539,172	$334,618

Post-October capital losses represent capital losses realized on investment transactions from November 1, 2018 through July 31, 2019, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

Deferred late-year losses represent ordinary losses realized on investment transactions from January 1, 2019 through July 31, 2019 and specified losses realized on investment transactions from November 1, 2018 through July 31, 2019, that, in accordance with Federal income tax regulations, the Funds may elect to defer and treat as having arisen in the following fiscal year.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

For Federal income tax purposes, capital losses incurred may be carried forward and applied against future capital gains. All capital losses carried forward by the Funds were incurred after the enactment of the Regulated Investment Company Modernization Act of 2010. Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term. Capital loss carryforwards, all of which are not subject to expiration, are as follows:

	Short-Term Loss	Long-Term Loss	Total
Emerging Markets Fund	$302,596	$—	$302,596

During the year ended July 31, 2019, Emerging Markets Fund utilized $33,334 in capital loss carryforwards to offset capital gains.

For Federal income tax purposes, the cost of securities owned at July 31, 2019 and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences were primarily due to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years, return of capital distributions received and investments in passive foreign investment companies.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at January 31, 2020 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Small Company Fund	$1,717,879,794	$441,654,654	$(114,593,615)	$327,061,039
Mid Cap Fund	3,033,076,910	872,971,599	(94,099,942)	778,871,657
Emerging Markets Fund	3,497,926	1,134,331	(108,638)	1,025,693

9. CONCENTRATION OF RISKS:

As with investing in all mutual funds, investing in the Funds involves risk, and there is no guarantee that the Funds will achieve their investment goals. You could lose money on your investment in a Fund, just as you could with other investments. As described in each Fund’s Prospectus, the Funds are subject to the following risks noted below, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objective:

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

MARKET RISK (Each Fund) – The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

ACTIVE MANAGEMENT RISK (Each Fund) – The Fund is subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

EQUITY RISK (Each Fund) – Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

SMALL-CAPITALIZATION COMPANY RISK (Small Company Fund and Emerging Markets Fund) – The Fund is also subject to the risk that small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The small-capitalization companies that the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

MID-CAPITALIZATION COMPANY RISK (Mid Cap Fund and Emerging Markets Fund) – The Fund is also subject to the risk that medium-capitalization stocks may underperform other segments of the equity market or the equity market as a whole. The medium-sized companies the Fund invests in may be more vulnerable to adverse business or economic events than

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

larger, more established companies. In particular, investments in these medium-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

LARGE-CAPITALIZATION COMPANY RISK (Emerging Markets Fund) – The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

FOREIGN COMPANY RISK (Emerging Markets Fund) – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the portfolio. The Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

EMERGING MARKETS RISK (Emerging Markets Fund) – Many of the risks with respect to foreign investments are more pronounced for investments in issuers in emerging market countries. Emerging market countries tend to have fewer government exchange controls, more volatile interest and currency exchange rates, less market regulation, and less developed economic, political and legal systems than do more developed countries. In addition, emerging market countries may experience high levels of inflation and may have less liquid securities markets and less efficient trading and settlement systems.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

As a consequence, issuers in emerging market countries may be susceptible to increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties that fail to complete transactions, and the potential for government seizure of assets or nationalization of companies. Changes in the price of oil have a direct and significant effect on the economies of Gulf countries such as Bahrain, Kuwait, Oman, Qatar, and the UAE, i.e., if the price of oil increases, these countries benefit, and if the price of oil declines, these countries would be adversely affected.

FOREIGN CURRENCY RISK (Emerging Markets Fund) – As a result of the Fund’s investments in securities or other investments denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case, the dollar value of an investment in the Fund would be adversely affected. These currency movements may occur separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country.

EXCHANGE-TRADED FUNDS RISK (Emerging Markets Fund) – ETFs are pooled investment vehicles whose shares are listed and traded on U.S. stock exchanges. To the extent the Fund invests in ETFs, the Fund will be subject to substantially the same risks as those associated with the direct ownership of the securities held by such ETFs. As a shareholder of an ETF, the Fund relies on that ETF to achieve its investment objective. If the ETF fails to achieve its objective, the value of the Fund’s investment could decline, which could adversely affect the Fund’s performance. By investing in an ETF, Fund shareholders indirectly bear the Fund’s proportionate share of the fees and expenses of the ETF, in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. The shares of certain ETFs may trade at a premium or discount to their intrinsic value (i.e., the market value may differ from the net asset value of an ETF’s shares). For example, supply and demand for shares of an ETF or market disruptions may cause the market price of the ETF to deviate from the value of the ETF’s investments, which may be emphasized in less liquid markets.

Inverse ETFs seek to provide investment results that match a negative multiple of the performance of an underlying index. To the extent that the Fund invests in Inverse ETFs, the Fund will indirectly be subject to the risk that the performance of such ETF will fall as the performance of that ETF’s benchmark rises. Inverse ETFs often “reset” daily, meaning that they are designed to achieve their stated objectives on a daily basis. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the inverse of the performance of their underlying index or benchmark during the same period of time. These investment vehicles may be extremely volatile.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

NON-DIVERSIFIED FUND RISK (Emerging Markets Fund) – The Fund is non-diversified, meaning that it may invest a large percentage of its assets in a single issuer or a relatively small number of issuers. Because the Fund is non-diversified, it may be more susceptible to a single adverse economic or political occurrence affecting one or more of the issuers, and may experience increased volatility due to its investments in those securities.

PORTFOLIO TURNOVER RISK (Emerging Markets Fund) – The Fund is subject to portfolio turnover risk since it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. OTHER:

At January 31, 2020, 83% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders, 73% of the total shares outstanding of the Small Company Fund Institutional Shares were held by four shareholders; 70% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by three shareholder, 65% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by four shareholders, 93% of the total shares outstanding of the Emerging Markets Fund Advisor Shares were held by two shareholders and 100% of the total shares outstanding of the Emerging Markets Fund Institutional Shares were held by one shareholder. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. LINE OF CREDIT:

The Small Company Fund and Mid Cap Fund entered into agreements which enable them to participate in lines of credit with the Custodian. The Small Company Fund participates in a $100 million uncommitted, senior secured line of credit and the Mid Cap Fund participates in a $185 million uncommitted, senior secured lines of credit which have expiration dates of February 12, 2020. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. During the period August 1, 2019 through January 31, 2020, there were no borrowings outstanding.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

12. REGULATORY MATTERS:

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

13. NEW ACCOUNTING PRONOUNCEMENT:

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years.

14. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of January 31, 2020.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on August 20, 2019 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (Continued)

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY THE ADVISER

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Board was provided with regular reports regarding the Funds’ performance over various time periods. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (Continued)

conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory, or, where the Funds’ performance was materially below their benchmarks and/or peer groups, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Funds. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

COSTS OF ADVISORY SERVICES, PROFITABILITY AND ECONOMIES OF SCALE

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

BOARD CONSIDERATIONS IN THE ADVISORY AGREEMENT (Unaudited) (Concluded)

Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

RENEWAL OF THE AGREEMENT

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JANUARY 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period from August 1, 2019 to January 31, 2020.

The table on the next page illustrates your Fund’s costs in two ways:

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

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JANUARY 31, 2020

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 08/01/19	Ending Account Value 01/31/20	Annualized Expense Ratios	Expenses Paid During Period*
Champlain Small Company Fund
Actual Fund Return
Advisor	$1,000.00	$1,017.90	1.24%	$6.29
Institutional	$1,000.00	$1,019.20	0.99%	$5.02
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.90	1.24%	$6.29
Institutional	$1,000.00	$1,020.16	0.99%	$5.03
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,040.30	1.10%	$5.64
Institutional	$1,000.00	$1,041.80	0.86%	$4.41
Hypothetical 5% Return
Advisor	$1,000.00	$1,019.60	1.10%	$5.58
Institutional	$1,000.00	$1,020.80	0.86%	$4.37
Champlain Emerging Markets Fund
Actual Fund Return
Advisor	$1,000.00	$1,065.80	1.43%	$7.43
Institutional (1)	$1,000.00	$989.30	1.05%	$1.34**
Hypothetical 5% Return
Advisor	$1,000.00	$1,017.95	1.43%	$7.25
Institutional(1)	$1,000.00	$1,019.86	1.05%	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 47/366 (to reflect the period from commencement to period).
(1)	Institutional Class commenced December 16, 2019.

71	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-773-3238

Adviser:

Champlain Investment Partners, LLC

180 Battery Street

Burlington, VT 05401

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

One Commerce Square

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-SA-001-1600

Item 2.  Code of Ethics.

Not applicable for semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.     Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.  Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.  Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.  Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.  Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.  Exhibits.

(a)(1) Not applicable for semi-annual reports.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b)  Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)The Advisors’ Inner Circle Fund II

By (Signature and Title)*/s/ Michael Beattie__________

Michael Beattie, President

Date: April 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*/s/ Michael Beattie__________

Michael Beattie, President

Date: April 9, 2020

By (Signature and Title)*/s/ Stephen Connors________

Stephen Connors

Treasurer, Controller, and CFO

Date: April 9, 2020

*     Print the name and title of each signing officer under his or her signature.